Subsequent Events	12 Months Ended
Dec. 31, 2020
Blockchain Training Alliance, Inc. [Member]
Subsequent Events

NOTE 5 – SUBSEQUENT EVENTS

In accordance with SFAS 165 (ASC 855-10) management has performed an evaluation of subsequent events through the date that the financial statements were available to be issued and has determined that it does not have any material subsequent events to disclose in these financial statements.

The Company entered into a Stock Purchase Agreement (the “SPA”) effective as of March 24, 2021 with The Crypto Company (“Crypto Co.”) based in Malibu California. On April 8, 2021, the Company completed the sale of all of its issued and outstanding stock and became a wholly owned subsidiary of Crypto Co. At the closing the Company’s shareholder’s received a total of $600,000 in cash, promissory notes in the total principal amount of $150,000 bearing 1% interest per annum, and an aggregate of 201,439 restricted common shares of Crypto Co. in accordance with the terms of the SPA.